Exhibit 32.2



                  Certification of Periodic Report


    I,  Christine A. Tsingos, Vice President and Chief Financial
    Officer of Bio-Rad Laboratories, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:


    (1) the Quarterly Report on Form 1-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






    Dated:    May  7,  2004           /s/ Christine A. Tsingos
              -------------           ------------------------
                                      Christine A. Tsingos
                                      Vice President,
                                      Chief Financial Officer
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